Exhibit 10.7

J.P. Morgan Securities Inc.	Merrill Lynch, Pierce, Fenner & Smith Incorporated
JPMorgan Chase Bank, NA.	Merrill Lynch Capital Corporation
April 12, 2006
Private and Confidential
ALLTEL Corporation
One Allied Drive
Little Rock, AR 72202
Attention: Jeffrey R. Gardner
                     Chief Financial Officer
ALLTEL Corporation
Senior Secured Credit Facilities
Amendment to Commitment Letter
     Ladies and Gentlemen:
     We refer to the Commitment Letter dated December 8, 2005 among us (together with the schedules and exhibits thereto, the “Commitment Letter”). Terms used but not defined in this Amendment (this “Amendment”) have the meanings assigned thereto in the Commitment Letter.
     We hereby agree that the description of the “Guarantors” contained in the Summary of Terms and Conditions attached to the Commitment Letter as Exhibit A is hereby amended by adding the following proviso at the end thereof “; provided that Guarantees will not be required from any subsidiary to the extent that the Transaction requires, or the granting of such Guarantee would require, the approval of any state regulatory agency.”
     Neither the Commitment Letter nor this Amendment may be amended or any provision hereof waived or modified except by an instrument in writing signed by each of the parties hereto. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. This Amendment may be executed in any number of counterparts, each of which when executed shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Very truly yours,

J.P. MORGAN SECURITIES INC.

By:	/s/ Robert Dorr

Name: Robert Dorr Title: Vice President

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ Chantal Simon

Name: Chantal Simon Title: Authorized Signatory

JPMORGAN CHASE BANK, N.A.

By:	/s/ Christophe Vohmann

Name: Christophe Vohmann Title: Vice President

MERRILL LYNCH CAPITAL CORPORATION

By:	/s/ Chantal Simon

Name: Chantal Simon Title: Authorized Signatory
Accepted and agreed to as of
the date first written above:
ALLTEL CORPORATION

By:	/s/ Richard N. Massey
Name: Richard N. Massey
Title: Executive Vice President